Stock-Based Compensation	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation

Note 10. Stock-Based Compensation
Verizon Long-Term Incentive Plan
In May 2017, Verizon’s shareholders approved the 2017 Long-Term Incentive Plan (the 2017 Plan) and terminated Verizon's authority to grant new awards under the Verizon 2009 Long-Term Incentive Plan (the 2009 Plan). The 2017 Plan provides for broad-based equity grants to employees, including executive officers, and permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance stock units and other awards. Upon approval of the 2017 Plan, Verizon reserved the number of shares that were remaining but not issued under the 2009 Plan. Shares subject to outstanding awards under the 2009 Plan that expire, are canceled or otherwise terminated will also be available for the awards under the 2017 Plan. As of December 31, 2018, 89 million shares are reserved for future issuance under the 2017 Plan.

Restricted Stock Units
Restricted Stock Units (RSUs) granted under the 2017 Plan generally vest in three equal installments on each anniversary of the grant date. The RSUs that are paid in stock upon vesting and are thus classified as equity awards are measured using the grant date fair value of Verizon common stock and are not remeasured at the end of each reporting period. The RSUs that are settled in cash are classified as liability awards and the liability is measured at its fair value at the end of each reporting period. All RSUs granted under the 2017 Plan have dividend equivalent units, which will be paid to participants at the time the RSU award is paid, and in the same proportion as the RSU award.

In February 2018, Verizon announced a broad-based employee special award of RSUs under the 2017 Plan to eligible full-time and part-time employees. These RSUs will vest in two equal installments on each anniversary of the grant date, and will be paid in cash.

In connection with our acquisition of Yahoo’s operating business, on the closing date of the Transaction each unvested and outstanding Yahoo RSU award that was held by an employee who became an employee of Verizon was replaced with a Verizon RSU award, which is generally payable in cash upon the applicable vesting date. These awards are classified as liability awards and are measured at fair value at the end of each reporting period.

Performance Stock Units
The 2017 Plan also provides for grants of Performance Stock Units (PSUs) that generally vest at the end of the third year after the grant. As defined by the 2017 Plan, the Human Resources Committee of the Board of Directors determines the number of PSUs a participant earns based on the extent to which the corresponding performance goals have been achieved over the three-year performance cycle. The PSUs are classified as liability awards because the PSU awards are paid in cash upon vesting. The PSU award liability is measured at its fair value at the end of each reporting period and, therefore, will fluctuate based on the price of Verizon common stock as well as performance relative to the targets. All PSUs granted under the 2017 Plan have dividend equivalent units, which will be paid to participants at the time that PSU award is determined and paid, and in the same proportion as the PSU award. The granted and cancelled activity for the PSU award includes adjustments for the performance goals achieved.

The following table summarizes Verizon’s Restricted Stock Unit and Performance Stock Unit activity:

	Restricted Stock Units		Performance
(shares in thousands)	Equity Awards	Liability Awards	Stock Units
Outstanding January 1, 2016	13,903	—	17,203
Granted	4,409	—	6,391
Payments	(4,890)	—	(4,702)
Cancelled/Forfeited	(114)	—	(1,143)
Outstanding Adjustments	—	—	170
Outstanding December 31, 2016	13,308	—	17,919
Granted	4,216	25,168	6,564
Payments	(4,825)	(8,487)	(6,031)
Cancelled/Forfeited	(66)	(2,690)	(217)
Outstanding December 31, 2017	12,633	13,991	18,235
Granted	4,134	15,157	5,779
Payments	(5,977)	(6,860)	(4,526)
Cancelled/Forfeited	(213)	(2,362)	(2,583)
Outstanding December 31, 2018	10,577	19,926	16,905

As of December 31, 2018, unrecognized compensation expense related to the unvested portion of Verizon’s RSUs and PSUs was approximately $1.1 billion and is expected to be recognized over approximately two years.

The equity RSUs granted in 2018 and 2017 have weighted-average grant date fair values of $49.19 and $49.93 per unit, respectively. During 2018, 2017 and 2016, we paid $0.8 billion, $0.8 billion and $0.4 billion, respectively, to settle RSUs and PSUs classified as liability awards.

Stock-Based Compensation Expense
After-tax compensation expense for stock-based compensation related to RSUs and PSUs described above included in Net income attributable to Verizon was $0.7 billion, $0.4 billion and $0.4 billion for 2018, 2017 and 2016, respectively.